                                                                      Exhibit 10

                               MATERIAL CONTRACTS

The following  material  contracts of Navistar Financial 2004-A Owner Trust are incorporated herein by reference:

10.1  Purchase  Agreement  dated as of April  01,  2004,  between  Navistar
      Financial  Corporation  and  Navistar  Financial  Retail  Receivables
      Corporation,  as Purchaser, with respect to Navistar Financial 2004-A
      Owner Trust, as Issuer.  Filed as Exhibit 99.1 to Navistar  Financial
      Retail  Receivables  Corporation's  Form 8-K  dated  April  5,  2004.
      Filed on Registration No. 333-67112.

10.2  Pooling  Agreement  dated  as  of  April  01,  2004,  among  Navistar
      Financial  Corporation,  as Servicer,  and Navistar  Financial Retail
      Receivables  Corporation,  as Seller,  and Navistar  Financial 2004-A
      Owner Trust,  as Issuer.  Filed as Exhibit 4.1 to Navistar  Financial
      Retail  Receivables  Corporation's  Form 8-K  dated  April  5,  2004.
      Filed on Registration No. 333-67112.

10.3  Servicing  Agreement  dated  as of April  01,  2004,  among  Navistar
      Financial  Corporation,  as Servicer,  and Navistar  Financial Retail
      Receivables  Corporation,  as Seller,  and Navistar  Financial 2004-A
      Owner Trust, as Issuer.  Filed as Exhibit 99.3 to Navistar  Financial
      Retail  Receivables  Corporation's  Form 8-K  dated  April  5,  2004.
      Filed on Registration No. 333-67112.

10.4  Trust  Agreement  dated  as  of  April  01,  2004,  between  Navistar
      Financial  Retail  Receivables  Corporation,  as  Seller,  and  Chase
      Manhattan Bank Delaware,  as Owner Trustee,  with respect to Navistar
      Financial  2004-A  Owner  Trust.  Filed as  Exhibit  4.3 to  Navistar
      Financial Retail  Receivables  Corporation's  Form 8-K dated April 5,
      2004.  Filed on Registration No. 333-67112.

10.5  Indenture  dated as of April 01,  2004,  between  Navistar  Financial
      2004-A Owner Trust and The Bank of New York,  as  Indenture  Trustee,
      with  respect to Navistar  Financial  2004-A  Owner  Trust.  Filed as
      Exhibit 4.2 to Navistar  Financial Retail  Receivables  Corporation's
      Form 8-K dated April 5, 2004.  Filed on Registration No. 333-67112.